UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 16, 2001

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 2000-C Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-82763	33-0479655
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8013

Exhibit Index is on Page 4

Item 5.	Other Events.

On January 16, 2001, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of November 15, 2000 (the "Agreement"), among Nissan Auto Receivables 2000-C Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2000-C Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of December 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION

By:	/s/
Name: Title:	Joji Tagawa Treasurer

January 29, 2001

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of December 2000	5

Nissan Auto Receivables 2000-C Servicer's Certificate for the month of December 2000	Exhibit 99.1

Collection Period	December-00	30/360 Days	30
Distribution Date	16-Jan-01	Actual/360 Days	32

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		755,146,068.21	737,269,125.55	720,519,053.23	0.954
Total Securities		755,146,068.21	737,269,125.55	720,519,053.23	0.954
Class A-1 Notes	6.70000%	162,000,000.00	144,123,057.34	127,372,985.02	0.786
Class A-2 Notes	6.71000%	182,000,000.00	182,000,000.00	182,000,000.00	1.000
Class A-3 Notes	6.72000%	243,000,000.00	243,000,000.00	243,000,000.00	1.000
Class A-4 Notes	6.80000%	111,500,000.00	111,500,000.00	111,500,000.00	1.000
Certificates	0.00000%	56,646,068.21	56,646,068.21	56,646,068.21	1.000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	16,750,072.32	858,332.87	103.3955081	5.2983511
Class A-2 Notes	0.00	1,017,683.33	-	5.5916667
Class A-3 Notes	0.00	1,360,800.00	-	5.6000000
Class A-4 Notes	0.00	631,833.33	-	5.6666667
Certificates	0.00	0.00	-	-
Total Securities	16,750,072.32	3,868,649.54

I. COLLECTIONS

Interest:

Interest Collections	3,859,558.88
Repurchased Loan Proceeds Related to Interest	608.64
Total Interest Collections	3,860,167.52

Principal:
Principal Collections	16,556,923.96
Repurchased Loan Proceeds Related to Principal	91,730.94
Total Principal Collections	16,648,654.90

Recoveries of Defaulted Receivables	0.00
Investment Earnings on Yield Supplement Account	128,367.68
Release from the Yield Supplement Account	1,477,734.77
Servicer Advances	392,705.94

Total Collections	22,507,630.81

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	46,350	737,269,125.55
Total Principal Collections		16,648,654.90
Principal Amount of Gross Losses		101,417.42
Pool Balance - End of Period	46,057	720,519,053.23

III. DISTRIBUTIONS
Total Collections	22,507,630.81
Reserve Account Draw	0.00
Total Available for Distribution	22,507,630.81

1. Reimbursement of Advance	163,710.59
2. Servicing Fee:
Servicing Fee Due	614,390.94
Servicing Fee Paid	614,390.94
Servicing Fee Shortfall	0.00
3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	858,332.87
Class A-1 Notes Monthly Interest Paid	858,332.87
Change in Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	1,017,683.33
Class A-2 Notes Monthly Interest Paid	1,017,683.33
Change in Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	1,360,800.00
Class A-3 Notes Monthly Interest Paid	1,360,800.00
Change in Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	631,833.33
Class A-4 Notes Monthly Interest Paid	631,833.33
Change in Class A-4 Notes Interest Carryover Shortfall	0.00
Total Note Monthly Interest
Total Note Monthly Interest Due	3,868,649.54
Total Note Monthly Interest Paid	3,868,649.54
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00
Total Available for Principal Distribution	17,860,879.74
4. Total Monthly Principal Paid on the Notes	16,750,072.32
Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	16,750,072.32
Change in Total Noteholders' Principal Carryover Shortfall	0.00
5. Total Monthly Principal Paid on the Certificates	0.00
Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00
Remaining Available Collections	1,110,807.42
Deposit from Remaining Available Collections to fund Reserve Account	0.00
Remaining Available Collections Released to Seller	1,110,807.42

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	24,089,862.94
Release to Collection Account	939,178.93
Ending Yield Supplement Account Balance	23,150,684.01
Monthly Income from Servicing Asset	538,555.84
Total Release from YSA (net of monthly interest)	1,477,734.77

V. RESERVE ACCOUNT
Initial Reserve Account Amount	5,663,595.51
Required Reserve Account Amount	5,663,595.51
Beginning Reserve Account Balance	5,663,595.51
Ending Reserve Account Balance	5,663,595.51

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.02%	Pass
Average Three Period Charge Off Rate	3.25%	0.06%	Pass
Required Reserve Account Amount for Next Period	5,663,595.51

VI. POOL STATISTICS
Weighted Average Coupon	6.66%
Weighted Average Remaining Maturity	49.27
Principal Recoveries of Defaulted Receivables	0.00
Principal on Defaulted Receivables	101,417.42
Pool Balance at Beginning of Collection Period	737,269,125.55
Net Loss Ratio	0.17%
Net Loss Ratio for Second Preceding Collection Period	0.00%
Net Loss Ratio for Preceding Collection Period	0.00%
Net Loss Ratio for Current Collection Period	0.17%
Average Net Loss Ratio	0.06%
Cumulative Net Losses for all Periods	101,417.42
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	4,926,017.57	309
61-90 Days Delinquent	529,985.64	31
91-120 Days Delinquent	-	-
Total Delinquent Receivables:	5,456,003.21	340
60+ Days Delinquencies as Percentage of Receivables	0.07%	0.07%
Delinquency Ratio for Second Preceding Collection Period		0.00%
Delinquency Ratio for Preceding Collection Period		0.00%
Delinquency Ratio for Current Collection Period		0.07%
Average Delinquency Ratio		0.02%